WEITZ SERIES FUND, INC.

Fixed Income Fund

Government Money Market Fund

Q U A R T E R L Y

R E P O R T

December 31, 2002

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEFIX

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WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Performance Since Inception

A long-term perspective on the Fixed Income Fund’s performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five and ten year periods ended December 31, 2002.

Period Ended	Value of Initial $10,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return
Dec. 23, 1988	$10,000	$—	$—	$10,000	—%
Dec. 31, 1988	9,939	—	68	10,007	—
Dec. 31, 1989	10,020	—	900	10,920	9.1
Dec. 31, 1990	10,232	12	1,661	11,905	9.0
Dec. 31, 1991	10,625	13	2,597	13,235	11.4
Dec. 31, 1992	10,557	13	3,396	13,966	5.5
Dec. 31, 1993	10,820	14	4,258	15,092	8.1
Dec. 31, 1994	9,961	13	4,763	14,737	-2.4
Dec. 31, 1995	10,847	14	6,199	17,060	15.8
Dec. 31, 1996	10,637	13	7,158	17,808	4.4
Dec. 31, 1997	10,916	14	8,419	19,349	8.6
Dec. 31, 1998	10,989	14	9,653	20,656	6.8
Dec. 31, 1999	10,432	13	10,400	20,845	0.9
Dec. 31, 2000	10,698	14	12,168	22,880	9.8
Dec. 31, 2001	11,033	14	13,743	24,790	8.4
Dec. 31, 2002	11,004	14	14,810	25,828	4.2

The Fixed Income Fund’s average annual total return for the one, five and ten year periods ended December 31, 2002, was 4.2%, 5.9% and 6.3%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $14,294. This information represents past performance of the Fixed Income Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
December 31, 2002 – Quarterly Report

January 13, 2003

Dear Fellow Shareholder:

        A strong fourth-quarter gain of +2.3% allowed the Fixed Income Fund to generate a reasonable total return for the year of +4.2%. For the full year, net interest income contributed about 4.3% of this gain (after deducting fees and expenses) and net unrealized and realized depreciation of our bonds accounted for the balance of
-0.1%.

        The table below summarizes total return data for our Fund compared with the average intermediate-term investment grade fixed income fund over one, five and ten year periods.

	Average Annual Total Returns
	1-Year	5-Years	10-Years
Fixed Income Fund	4.2%	5.9%	6.3%
Average Intermediate Investment Grade Fixed Income Fund*	8.1%	6.4%	6.7%

* Source: Lipper Analytical Services

The following table and chart show a profile of our portfolio and asset allocation as of December 31:

Average Maturity	4.3 years
Average Duration	1.5 years
Average Coupon	4.6%
30-Day SEC Yield at 12-31-02	2.9%
Average Rating	AA

Commentary

        2002 was another good year for fixed-income investors. The primary beneficiaries were owners of high-quality bonds, especially U.S. Treasuries, whose yields fell (and prices rose) dramatically. Yields on intermediate maturity U.S. Treasuries registered the largest declines. For example, benchmark two-year and ten-year U.S. Treasury note yields fell 142 and 123 basis points, respectively, and ended the year at 1.61% and 3.82% (one basis point is equal to 1/100 of 1%). The result for most bond investors was a third year in a row of positive performance (our portfolio included).

        The domestic economy managed to grow modestly during 2002 (approximately 3% GDP growth). However, this moderate growth masked a lot of underlying weaknesses in the economy. Alan Greenspan (Federal Reserve Chairman) commented in November that the economy was “working its way through a soft patch” with little hiring, manufacturing slumping, oil prices higher, and overseas economies struggling. This observation led the Federal Reserve to lower its target for the federal funds rate (which is the daily interest rate that banks use to lend to each other) by a half-percentage point “as insurance” against further weakening in the economy. It marked the 12th time in less than two years that the Fed has lowered short-term interest rates in an effort to stimulate the economy.

        In hindsight, last year may be characterized most easily by a risk avoidance mentality among investors which caused many to seek the “relative” safety of high-quality bonds. Many issues contributed to investor anxiety in 2002. A short, but surely not all-inclusive, list would include: the prolonged bear market in stocks, repeated corporate accounting and management shenanigans, and increasing geopolitical uncertainties.

Portfolio Review

        Our portfolio performed well in the fourth quarter. While it is disappointing this was not enough to eliminate our full-year underperformance (as compared to other intermediate-term investment grade funds), I am happy to report on another year of positive results (+4.2%).

        Yield spreads, or the extra margin investors require to invest in corporate bonds relative to Treasuries, narrowed substantially in the last three months of the year. This caused corporate bonds to outperform Treasuries in the quarter and boosted our returns.

        The strongest performer for our portfolio was Qwest Communications. Our bonds appreciated substantially during the quarter – helping to wipe out most of our unrealized loss – as the company made positive strides in its effort to reduce debt. The company was able to reduce its total debt by approximately $4 billion through a successful debt exchange offer and the sale of its eastern directories business. Going forward, I believe the added credit protection we received in the exchange offer coupled with continued progress in the company’s fundamentals could provide further upside to our bonds in addition to our “coupon” payments.

        Another strong contributor was Citizens Communications Equity Units (up 40+%). Due to its convertible feature, this security, which generates a high dividend (6.75%), participated in the upside of the common stock in the fourth quarter. Citizens is a rural wireline phone company which generates a lot of discretionary cash flow and has a capable management team we trust will use the cash flow wisely. We added this security to the portfolio in the third quarter of last year on the premise that it paid a high current return with the added benefit of potential equity upside. It was rewarding to have our investment thesis reinforced in such a short period of time.

Investment Strategy

        Overall, our investment approach remains unchanged. We will continue to invest in a portfolio of mostly high quality, short- to intermediate-term bonds where we believe we can capture most of the “coupon” returns of long-term bonds with materially less interest-rate risk.

        We will also search for other fixed-income-related investments that have favorable risk/reward characteristics. Our portfolio is allowed to invest up to 15% of its assets in securities which are non-investment grade or unrated. The WorldCom and Adelphia frauds last year were certainly painful reminders of how “mistakes” in fixed income investing can have a disproportionate impact on investment returns (roughly -3% to our results last year). However, on balance, our results investing in these types of securities have been acceptable. Our Citizens investment described above is a good example of this process in action over the short-term, while our Redwood Trust convertible preferred has provided a greater than 10% compound annual return over a longer period of time (4 years). However, the lessons learned during 2002 involve an increased resolve to be sure we are being adequately compensated in situations where we are assuming credit risk.

Outlook

        In managing the Fixed Income Fund, we have operated under the assumption that predicting the direction of interest rates is a difficult, if not impossible, proposition. As a result, we have avoided making any investment where success depended on a correct interest-rate forecast. We have tended to err on the side of conservatism when interest rates are low (as they are presently). This has historically allowed us to perform well when interest rates are rising (such as 1994 and 1999), since our shorter average-life portfolio should be less impacted by rising rates. In exchange, we could also underperform when interest rates fall rapidly as they did in 2002 (especially Treasury rates). While this had a modest impact on our relative performance last year, it has historically balanced itself out over time (and led to less variability and more predictable returns).

        At present, interest rates (especially for short-term, high quality bonds) are at a multi-decade low. In addition, a combination of accommodative monetary and stimulative fiscal policies (as evidenced by President Bush’s proposed $674 billion economic package), whose primary goal is to jump start or reflate the economy, is or may be put in place. If successful, it seems plausible that returns to bondholders going forward could be muted (at best). Therefore, I continue to feel that a more conservative stance is warranted. This strategy may act as a drag on returns should interest rates continue to decline sharply, but we do not believe investors are being sufficiently compensated for taking interest-rate risk.

Shareholder Information Meeting—Tuesday, May 27th

        Every year we meet with shareholders to talk about investing and to answer questions. This year’s meeting will be on Tuesday, May 27th at 4:30 at the Scott Conference Center in Omaha. Please mark your calendars and plan to be with us.

        In the meantime, if you have questions about the Fixed Income Fund, or about any of our other funds, please feel free to call our client service representatives.

Best regards, Thomas D. Carney Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND Schedule of Investments in Securities December 31, 2002 (Unaudited)

Rating	Face amount		Cost	Value

		CORPORATE BONDS — 20.5%
	$750,000	Superior Financial Corp. Sr. Notes 8.65% 4/01/03	$750,000	$753,106
A	1,000,000	Countrywide Home Loans, Inc. 6.85% 6/15/04	998,511	1,064,141
BBB	1,000,000	Ford Motor Credit Co. Notes 6.7% 7/16/04	999,435	1,019,267
	250,000	Local Financial Corp. 11.0% 9/08/04	250,000	258,125
BBB	1,000,000	ConAgra, Inc. Sub. Notes 7.4% 9/15/04	1,000,000	1,084,022
	750,000	Century Communications Sr. Notes 9.5% 3/01/05*	774,066	198,750
BBB	600,000	General Motors Acceptance Corp. Debs. 6.625% 10/15/05	598,852	618,513
BBB	1,000,000	Citizens Communications Co. 8.5% 5/15/06	993,148	1,108,372
BBB	1,000,000	Cox Communications, Inc. 7.75% 8/15/06	996,849	1,118,439
BBB-	1,000,000	Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	978,422	1,039,824
CCC+	1,000,000	Qwest Communications Intl. Sr. Notes 7.25% 11/01/08	900,990	810,000
BBB-	500,000	Liberty Media Corp. Sr. Notes 7.875% 7/15/09	501,879	543,092
AAA	1,000	Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18	1,025	1,037
A-	1,000,000	Telephone & Data Systems, Inc. 9.25% 2/10/25	1,039,399	1,090,602

		Total Corporate Bonds	10,782,576	10,707,290

		MORTGAGE-BACKED SECURITIES — 12.5%
AAA	170,125	Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/21
		(Estimated Average Life 0.1 years)	173,138	170,373
AAA	580,692	Freddie Mac REMIC Planned Amortization Class 7.0% 9/15/09
		(Estimated Average Life 0.2 years)	582,190	586,361
AAA	220,624	Freddie Mac REMIC Planned Amortization Class 6.75% 12/15/21
		(Estimated Average Life 0.3 years)	219,053	222,232
AAA	2,000,000	Freddie Mac REMIC Planned Amortization Class 6.0% 12/15/23
		(Estimated Average Life 0.4 years)	2,067,402	2,031,965
AAA	2,202	Freddie Mac 9.5% 9/01/03 (Estimated Average Life 0.4 years)	2,202	2,244
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.5% 1/15/27
		(Estimated Average Life 1.1 years)	1,026,605	1,048,214
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.25% 1/15/28
		(Estimated Average Life 1.2 years)	1,029,405	1,055,312
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.0% 11/15/23
		(Estimated Average Life 1.5 years)	1,002,718	1,034,444
AAA	369,836	Fannie Mae 6.5% 6/01/18 (Estimated Average Life 2.0 years)	369,443	389,521

		Total Mortgage-Backed Securities	6,472,156	6,540,666

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WEITZ SERIES FUND, INC. — FIXED INCOME FUND Schedule of Investments in Securities, Continued

Rating	Face amount		Cost	Value
		TAXABLE MUNICIPAL BONDS — 1.8%
AAA	$ 325,000	Baltimore Maryland 7.25% 10/15/05	$326,992	$367,523
AAA	500,000	Stratford Connecticut 6.55% 2/15/13	500,000	559,280
AAA	5,000	Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14	5,000	5,188

		Total Taxable Municipal Bonds	831,992	931,991

		U.S. GOVERNMENT AND AGENCY SECURITIES — 21.9%
AAA	2,000,000	Federal Home Loan Bank 6.04% 9/08/05	2,000,000	2,208,044
AAA	500,000	Federal Home Loan Bank 6.44% 11/28/05	500,255	559,762
AAA	1,000,000	Federal Home Loan Bank 4.0% 12/28/07	1,000,000	1,031,135
AAA	5,000,000	U.S. Treasury Note 5.0% 8/15/11	5,154,684	5,484,380
AAA	1,000,000	Freddie Mac 5.50% 9/15/11	999,910	1,097,447
AAA	1,000,000	Freddie Mac 6.41% 7/15/13	1,002,147	1,025,507

		Total U.S. Government and Agency Securities	10,656,996	11,406,275

	Shares or units
		COMMON STOCKS — 0.6%
	46,500	Hanover Capital Mortgage Holdings, Inc.	402,650	327,360

		CONVERTIBLE PREFERRED STOCKS — 3.9%
BBB	25,000	Citizens Communications Co. – Equity Units†	463,176	547,500
	46,600	Redwood Trust, Inc. 9.74% Pfd. Class B	1,225,075	1,491,200

		Total Convertible Preferred Stocks	1,688,251	2,038,700

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WEITZ SERIES FUND, INC. — FIXED INCOME FUND Schedule of Investments in Securities, Continued

Rating	Shares or units		Cost	Value
		NON-CONVERTIBLE PREFERRED STOCKS — 0.5%
B3	5,000	Crown American Realty Trust 11% Pfd. Series A	$217,000	$276,750

	Face amount
		SHORT-TERM SECURITIES — 37.2%
	$4,400,940	Wells Fargo Government Money Market Fund	4,400,940	4,400,940
AAA	10,000,000	Fannie Mae Discount Note 1/08/03	9,996,986	9,998,070
AAA	5,000,000	U.S. Treasury Bill due 1/23/03	4,996,403	4,996,760

		Total Short-Term Securities	19,394,329	19,395,770

		Total Investments in Securities	$50,445,950	51,624,802

		Other Assets Less Liabilities — 1.1%		566,565

		Total Net Assets — 100%		$52,191,367

		Net Asset Value Per Share		$11.16

*	Non-income producing

†	Each Equity Unit consists of a purchase contract for shares of Citizens Communications Co. common stock and a senior note due August 17, 2006 issued by Citizens Communications Co.

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WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
December 31, 2002 – Quarterly Report

January 10, 2003

Dear Shareholder:

        Yields on short-term securities continued to decline during the fourth quarter, prompted by the November reduction in short-term interest rates by the Federal Reserve. This resulted in lower reinvestment opportunities for money market fund investors. As of December 30th, the returns on our Government Money Market Fund were similarly impacted, and the 7-day and 30-day yields of our portfolio were both 0.8%. For the year, our total return, assuming reinvestment of interest income, was 1.2%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value.)

        It has been approximately two years since the Federal Reserve began the process of lowering the federal funds rate (which is the daily interest rate that banks use to lend to each other) in an effort to stimulate the economy. Over those two years, the Fed has lowered short-term interest rates 12 times, bringing the fed funds rate down 5.25% to its present level of 1.25%. The resulting lower returns for money market fund investors are strikingly evident where sub-1% investment returns are commonplace.

        The good news in this otherwise dour commentary is that, by and large, money market funds continue to achieve their primary investment objective. That is, they provide an investment that (i) accommodates liquidity, (ii) preserves capital by attempting to maintain stable net asset values (although this is never guaranteed), and (iii) generates current income (albeit a declining current income stream over the last two years). Current returns, as measured by the low level of money market fund yields, certainly don’t generate a lot of excitement, but achieving our investment objectives should continue to provide investors “peace of mind” (a rare commodity, especially as compared to the current bear market for stock investors).

        So, where do we go from here? Overall, it still seems plausible that the Fed will be successful at stimulating the economy but the unpleasant conclusion for money market investors remains that today’s low returns may last awhile. The tenuous nature of the present recovery coupled with the turmoil in the financial and geopolitical markets may prompt the Fed to remain accommodative (i.e. keep interest rates low) for an extended period of time. We will, however, continue to focus on maintaining liquidity for our investors and pursue an investment objective of capital preservation by investing in liquid short-term Government securities that have a weighted-average maturity of less than ninety days.

        What should investors in our Government Money Market Fund keep in mind as the new year unfolds? It’s important for money market investors in this low interest-rate environment to remember the reasons they are invested in our Fund (or any other money market fund for that matter). Our Fund, like money market funds generally, is designed for investors with a short investment horizon, low risk tolerance, and a “savings” versus “investing” mentality. Keeping these tenets in mind should help investors maintain their investment discipline in the present interest-rate environment where the temptation to assume more risk in search of higher returns may not be consistent with their investment objectives.

        If you have any questions about the mechanics of the Fund or our investment strategy, please call.

Best regards, Thomas D. Carney Portfolio Manager

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WEITZ SERIES FUND, INC. GOVERNMENT MONEY MARKET FUND Schedule of Investments in Securities December 31, 2002 (Unaudited)

Rating	Face amount		Value
		U.S. GOVERNMENT AND AGENCY SECURITIES — 94.1%†
AAA	$7,000,000	U.S. Treasury Bill 1.204% 1/23/03	$6,994,930
AAA	2,000,000	Federal Home Loan Bank Discount Note 1.275% 1/29/03	1,998,048
AAA	10,000,000	Federal Farm Credit Bank Discount Note 1.270% 2/05/03	9,987,847
AAA	20,000,000	Federal Home Loan Bank Discount Note 1.275% 2/05/03	19,975,597
AAA	12,000,000	U.S. Treasury Bill 1.210% 3/06/03	11,974,614
AAA	8,000,000	Federal Home Loan Bank Discount Note 1.282% 3/19/03	7,978,440
AAA	5,850,000	Federal Home Loan Bank 2.000% 11/14/03	5,850,000

		Total U.S. Government and Agency Securities	64,759,476

	Shares
		SHORT-TERM SECURITIES — 5.8%
	4,013,742	Wells Fargo 100% Treasury Money Market Fund	4,013,742

		Total Investments in Securities (Cost $68,773,218)**	68,773,218
		Other Assets Less Liabilities — 0.1%	89,283

		Total Net Assets — 100%	$68,862,501

†	Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.

**	Cost is the same for Federal income tax purposes.

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Board of Directors
   Lorraine Chang
   John W. Hancock
   Richard D. Holland
   Thomas R. Pansing, Jr.
   Delmer L. Toebben
   Wallace R. Weitz

Officers
    Wallace R. Weitz, President
    Mary K. Beerling, Vice-President & Secretary
    Linda L. Lawson, Vice-President

Investment Adviser
   Wallace R. Weitz & Company

Distributor
   Weitz Securities, Inc.

Custodian
   Wells Fargo Bank Minnesota,
   National Association

Transfer Agent and Dividend Paying Agent
   Wallace R. Weitz & Company

Sub-Transfer Agent
   National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Fixed Income Fund and Government Money Market Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

1/24/03